THE SENTINEL FUNDS

        Supplement dated February 9, 2000 to the Prospectus dated March 31, 1999, as amended on January 10, 2000

            The Sentinel Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index. To achieve this objective, it invests broadly in the stocks of those large number of companies included in the S&P 500/BARRA Growth Index. However, if market fluctuations cause the S&P 500/BARRA Growth Index to be dominated by a handful of companies, the Fund will be required to invest a substantial portion of its assets in those few companies in order to track the index. Due to the recent, rapid appreciation of certain stocks, beginning in late January 2000 the Growth Index Fund's top four holdings represented more than 25% of its total assets, consistent with the composition of the S&P 500/BARRA Growth Index. These holdings were as follows, with the following percentages of the Fund's total assets as of February 3, 2000:

                           Microsoft   ...................8.4%
                           General Electric...............7.2%
                           Cisco Systems..................6.0%
                           Intel..........................5.5%

         By tracking the composition of the S&P 500/BARRA Growth Index, the Growth Index Fund has become "nondiversified" under SEC standards, although it continues to hold more than 100 stock positions. A fund's risk grows as its holdings become less diversified. This is because the poor performance of just a few stocks can cause a large decline in the price of a less-diversified fund.

         Also, please note that on page 9 of the Prospectus, the inception date listed for the Sentinel Short Maturity Government Fund should be 1995.